Exhibit 99.2
Sterling Financial Corporation
CONSOLIDATED BALANCE SHEETS

	Sept 30,	June 30,	Sept 30,
(in thousands, except per share amounts, unaudited)	2008	2008	2007
ASSETS:
Cash and due from banks	$129,528	$181,841	$168,356
Investments and mortgage-backed securities (“MBS”) available for sale	2,100,880	2,023,306	1,689,224
Investments held to maturity	177,519	180,185	115,518
Loans receivable, net	9,074,911	9,219,919	8,747,430
Loans held for sale (at fair value: $84,395 as of Sept 30, 2008; $73,859 as of June 30, 2008)	86,090	82,413	54,460
Real estate owned, net	54,795	22,998	3,427
Office properties and equipment, net	91,138	90,750	94,939
Bank owned life insurance (“BOLI”)	156,271	154,714	149,136
Goodwill, net	451,323	451,323	453,294
Other intangible assets, net	27,950	29,175	32,852
Prepaid expenses and other assets, net	272,504	263,086	238,279

Total assets	$12,622,909	$12,699,710	$11,746,915

LIABILITIES:
Deposits	$8,073,303	$7,987,831	$7,766,392
Advances from Federal Home Loan Bank	1,787,264	1,881,973	1,462,132
Repurchase agreements and fed funds	1,178,262	1,245,569	941,143
Other borrowings	248,275	248,274	273,467
Accrued expenses and other liabilities	155,378	157,879	145,063

Total liabilities	11,442,482	11,521,526	10,588,197

SHAREHOLDERS’ EQUITY:
Common stock	52,132	52,009	51,422
Additional paid-in capital	897,466	896,469	891,518
Accumulated comprehensive loss:
Unrealized loss on investments and MBS (1)	(30,879)	(32,215)	(32,067)
Retained earnings	261,708	261,921	247,845

Total shareholders’ equity	1,180,427	1,178,184	1,158,718

Total liabilities and shareholders’ equity	$12,622,909	$12,699,710	$11,746,915

Book value per share	$22.64	$22.65	$22.53
Tangible book value per share (2)	$13.45	$13.41	$13.08
Shares outstanding at end of period	52,131,757	52,008,761	51,422,336
Shareholders’ equity to total assets	9.35%	9.28%	9.86%
Tangible shareholders’ equity to tangible assets (3)	5.77%	5.71%	5.97%

(1)	Net of deferred income taxes.

(2)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total shares outstanding.

(3)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by assets less net goodwill and other intangible assets.

Sterling Financial Corporation
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Nine Months Ended
	Sept 30,	June 30,	Sept 30,	Sept 30,	Sept 30,
(in thousands, except per share amounts, unaudited)	2008	2008	2007	2008	2007
INTEREST INCOME:
Loans	$147,585	$152,271	$179,132	$461,976	$504,720
Mortgage-backed securities	25,219	25,586	18,882	75,304	58,706
Investments and cash	3,523	2,785	1,904	8,672	5,455

Total interest income	176,327	180,642	199,918	545,952	568,881

INTEREST EXPENSE:
Deposits	57,101	57,438	71,489	177,409	205,875
Borrowings	29,218	29,085	34,765	92,329	99,686

Total interest expense	86,319	86,523	106,254	269,738	305,561

Net interest income	90,008	94,119	93,664	276,214	263,320
Provision for credit losses	(36,950)	(30,987)	(3,888)	(105,080)	(12,088)

Net interest income after provision	53,058	63,132	89,776	171,134	251,232

NONINTEREST INCOME:
Fees and service charges	15,327	16,012	14,966	45,490	40,852
Mortgage banking operations	6,434	8,227	7,314	20,859	25,979
Loan servicing fees	737	697	366	1,286	1,459
Real estate owned operations	102	(238)	223	(242)	85
BOLI	1,362	1,747	1,553	4,575	4,817
Other	(943)	(947)	(215)	(2,289)	(759)

Total noninterest income	23,019	25,498	24,207	69,679	72,433

NONINTEREST EXPENSES:
Employee compensation and benefits	39,851	41,133	41,114	121,874	118,348
Occupancy and equipment	10,829	10,693	11,516	33,054	33,664
Amortization of core deposit intangibles	1,225	1,226	1,225	3,677	3,492
Other	19,615	19,395	20,249	57,469	54,160

Total noninterest expenses	71,520	72,447	74,104	216,074	209,664

Income before income taxes	4,557	16,183	39,879	24,739	114,001
Income tax provision	441	(4,508)	(13,349)	(5,190)	(37,569)

Net Income	$4,998	$11,675	$26,530	$19,549	$76,432

Earnings per share — basic	$0.10	$0.23	$0.52	$0.38	$1.55
Earnings per share — diluted	$0.10	$0.23	$0.51	$0.38	$1.54

Core earnings (1)	$5,017	$11,806	$26,695	$19,384	$78,076
Core earnings per share — basic (1)	$0.10	$0.23	$0.52	$0.38	$1.59
Core earnings per share — diluted (1)	$0.10	$0.23	$0.52	$0.37	$1.57

Weighted average shares outstanding — basic	51,821,446	51,687,600	51,279,114	51,678,981	49,257,951
Weighted average shares outstanding — diluted	52,006,215	51,883,549	51,660,186	51,892,900	49,768,308

(1)	See Exhibit A.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA

	Three Months Ended			Nine Months Ended
	Sept 30,	June 30,	Sept 30,	Sept 30,	Sept 30,
(in thousands, unaudited)	2008	2008	2007	2008	2007
LOAN ORIGINATIONS:
Residential real estate	$336,392	$376,122	$369,216	$1,123,630	$1,168,755
Multifamily real estate	20,047	70,516	13,240	131,949	17,890
Commercial real estate	68,947	118,400	67,131	251,864	79,541
Construction	97,222	158,164	579,287	519,667	1,849,659
Consumer — direct	72,313	124,032	90,440	277,948	267,329
Consumer — indirect	43,819	43,742	63,001	159,242	184,926
Commercial banking	120,785	169,836	198,317	439,306	796,596

Total loan origination volume	$759,525	$1,060,812	$1,380,632	$2,903,606	$4,364,696

PERFORMANCE RATIOS:
Return on average assets	0.16%	0.37%	0.91%	0.21%	0.93%
Return on average assets, core (1)	0.16%	0.37%	0.91%	0.21%	0.95%
Return on average shareholders’ equity	1.7%	3.9%	9.3%	2.2%	9.7%
Return on average shareholders’ equity, core (1)	1.7%	4.0%	9.3%	2.2%	9.9%
Return on average tangible equity (2)	2.8%	6.5%	16.2%	3.7%	16.6%
Operating efficiency	63.3%	60.6%	62.9%	62.5%	62.4%
Operating efficiency, core (1)	63.3%	60.4%	62.7%	62.5%	61.6%
Non interest expense to average assets (annualized)	2.24%	2.29%	2.54%	2.29%	2.54%
Average assets	$12,722,179	$12,712,109	$11,596,478	$12,612,495	$11,039,992
Average shareholders’ equity	$1,179,532	$1,199,990	$1,135,886	$1,190,620	$1,055,522
Average tangible equity (2)	$699,545	$718,864	$647,919	$709,142	$614,237

REGULATORY CAPITAL RATIOS:
Sterling Financial Corporation:
Tier 1 leverage (to average assets)	8.0%	8.0%	9.1%	8.0%	9.1%
Tier 1 (to risk-weighted assets)	9.7%	9.6%	10.2%	9.7%	10.2%
Total (to risk-weighted assets)	11.0%	10.9%	11.3%	11.0%	11.3%
Sterling Savings Bank:
Tier 1 leverage (to average assets)	7.9%	8.0%	8.6%	7.9%	8.6%
Tier 1 (to risk-weighted assets)	9.5%	9.4%	9.8%	9.5%	9.8%
Total (to risk-weighted assets)	10.8%	10.7%	11.0%	10.8%	11.0%

OTHER:
Sales of financial products	$77,232	$49,701	$106,384	$176,658	$176,878
FTE employees at end of period (whole numbers)	2,523	2,545	2,566	2,523	2,566

(1)	See Exhibit A.

(2)	Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA

	Sept 30,	June 30,	Sept 30,
(in thousands, unaudited)	2008	2008	2007
LOAN PORTFOLIO DETAIL:
Residential real estate	$830,811	$798,408	$673,058
Multifamily real estate	454,500	445,298	377,204
Commercial real estate	1,352,954	1,321,895	1,217,458
Construction	2,766,895	2,911,847	2,877,253
Consumer — direct	857,003	842,713	777,764
Consumer — indirect	398,031	398,219	358,854
Commercial banking	2,603,037	2,677,479	2,586,233
Deferred loan fees, net	(11,013)	(13,572)	(18,352)
Allowance for losses on loans	(177,307)	(162,368)	(102,042)

Net loans receivable	$9,074,911	$9,219,919	$8,747,430

ALLOWANCE FOR CREDIT LOSSES:
Allowance — loans, beginning of quarter	$162,368	$145,009	$99,634
Acquired	0	0	0
Provision	36,950	30,987	3,638
Charge offs, net of recoveries	(21,970)	(13,605)	(1,230)
Transfers	(41)	(23)	0

Allowance — loans, end of quarter	177,307	162,368	102,042

Allowance — unfunded commitments, beginning of quarter	6,321	6,265	6,047
Provision	0	32	257
Charge offs, net of recoveries	(6)	0	0
Transfers	50	24	0

Allowance — unfunded commitments, end of quarter	6,365	6,321	6,304

Total credit allowance	$183,672	$168,689	$108,346

Net charge-offs to average net loans (annualized)	0.93%	0.58%	0.06%
Net charge-offs to average net loans (ytd)	0.41%	0.18%	0.03%
Loan loss allowance to total loans	1.92%	1.73%	1.15%
Total credit allowance to total loans	1.99%	1.80%	1.22%
Loan loss allowance to nonperforming loans	46.4%	57.9%	174.7%
Total allowance to nonperforming loans	48.1%	60.2%	185.5%
Net nonperforming loans to loans	3.72%	2.56%	0.61%
Nonperforming loans to loans	4.13%	2.99%	0.66%

NONPERFORMING ASSETS:
Past 90 days due	$0	$0	$0
Nonaccrual loans	380,599	280,260	58,403
Restructured loans	1,153	149	0

Total nonperforming loans	381,752	280,409	58,403
REO	54,957	22,998	3,427

Total nonperforming assets (NPA)	436,709	303,407	61,830
Specific reserve on nonperforming assets	(37,554)	(40,597)	(4,135)

Net nonperforming assets	$399,155	$262,810	$57,695

Net NPA to total assets	3.16%	2.07%	0.49%
NPA to total assets	3.46%	2.39%	0.53%
Loan delinquency ratio (60 days and over)	3.69%	3.07%	0.53%
Classified assets	$671,503	$497,461	$215,582
Classified assets/total assets	5.32%	3.92%	1.84%

DEPOSITS DETAIL:
Interest-bearing transaction accounts	$437,447	$444,888	$465,835
Noninterest-bearing transaction accounts	924,270	896,671	913,932
Savings and money market demand accounts	2,028,035	2,178,826	2,136,253
Time deposits	4,683,551	4,467,446	4,250,372

Total deposits	$8,073,303	$7,987,831	$7,766,392

Number of transaction accounts (whole numbers):
Interest-bearing transaction accounts	45,981	46,511	47,865
Noninterest-bearing transaction accounts	153,886	152,138	147,768

Total transaction accounts	199,867	198,649	195,633

Sterling Financial Corporation
AVERAGE BALANCE, YIELDS AND RATES PAID

	Three Months Ended
	September 30, 2008			June 30, 2008			September 30, 2007
	Average		Average	Average		Average	Average		Average
(in thousands, unaudited)	Balance	Amount	Rate	Balance	Amount	Rate	Balance	Amount	Rate
ASSETS:
Loans:
Mortgage	$5,531,165	$86,219	6.20%	$5,560,327	$89,495	6.47%	$5,133,534	$105,455	8.15%
Commercial and consumer	3,868,173	61,501	6.33%	3,870,181	62,910	6.54%	3,708,768	73,811	7.90%

Total loans	9,399,338	147,720	6.25%	9,430,508	152,405	6.50%	8,842,302	179,266	8.04%
MBS	2,009,041	25,219	4.99%	2,064,073	25,586	4.99%	1,584,178	18,882	4.73%
Investments and cash	494,506	4,463	3.59%	362,678	3,700	4.10%	271,197	2,613	3.82%

Total interest-earning assets	11,902,885	177,402	5.93%	11,857,259	181,691	6.16%	10,697,677	200,761	7.45%

Noninterest-earning assets	819,294			854,850			898,801

Total average assets	$12,722,179			$12,712,109			$11,596,478

LIABILITIES and EQUITY:
Deposits:
Transaction	$1,347,646	339	0.10%	$1,308,412	342	0.11%	$1,396,067	577	0.16%
Savings	2,129,438	11,028	2.06%	2,227,429	11,216	2.03%	2,140,219	18,968	3.52%
Time deposits	4,636,368	45,734	3.92%	4,447,706	45,880	4.15%	4,088,063	51,944	5.04%

Total deposits	8,113,452	57,101	2.80%	7,983,547	57,438	2.89%	7,624,349	71,489	3.72%
Borrowings	3,292,920	29,218	3.53%	3,373,550	29,085	3.47%	2,640,580	34,765	5.22%

Total interest-bearing liabilities	11,406,372	86,319	3.01%	11,357,097	86,523	3.06%	10,264,929	106,254	4.11%

Noninterest-bearing liabilities	136,275			155,022			195,663

Total average liabilities	11,542,647			11,512,119			10,460,592
Total average shareholders’ equity	1,179,532			1,199,990			1,135,886

Total average liabilities and equity	$12,722,179			$12,712,109			$11,596,478

Tax equivalent net interest income and spread		$91,083	2.92%		$95,168	3.10%		$94,507	3.34%

Tax equivalent net interest margin			3.04%			3.23%			3.50%

Sterling Financial Corporation
EXHIBIT A- RECONCILIATION SCHEDULE

	Three Months Ended			Nine Months Ended
	Sept 30,	June 30,	Sept 30,	Sept 30,	Sept 30,
(in thousands, unaudited)	2008	2008	2007	2008	2007
CORE EARNINGS: (1)
Net income as reported	$4,998	$11,675	$26,530	$19,549	$76,432
Add back: merger and acquisition costs, net of tax	20	131	165	158	1,186
Add back: other nonrecurring items, net of tax	(1)	0	0	(323)	458

Core earnings	$5,017	$11,806	$26,695	$19,384	$78,076

CORE EARNINGS PER SHARE — BASIC: (1)
Earnings per share — basic, as reported	$0.10	$0.23	$0.52	$0.38	$1.55
Add back: merger and acquisition costs, net of tax	0.00	0.00	0.00	0.00	0.03
Add back: other nonrecurring items, net of tax	0.00	0.00	0.00	0.00	0.01

Core earnings per share — basic	$0.10	$0.23	$0.52	$0.38	$1.59

CORE EARNINGS PER SHARE — DILUTED: (1)
Earnings per share — diluted, as reported	$0.10	$0.23	$0.51	$0.38	$1.54
Add back: merger and acquisition costs, net of tax	0.00	0.00	0.01	0.00	0.02
Add back: other nonrecurring items, net of tax	0.00	0.00	0.00	0.00	0.01

Core earnings per share — diluted	$0.10	$0.23	$0.52	$0.38	$1.57

RETURN ON AVERAGE ASSETS, CORE: (1)
Return on average assets, as reported	0.16%	0.37%	0.91%	0.21%	0.93%
Add back: merger and acquisition costs, net of tax	0.00%	0.00%	0.00%	0.00%	0.01%
Add back: other nonrecurring items, net of tax	0.00%	0.00%	0.00%	0.00%	0.01%

Return on average assets, core	0.16%	0.37%	0.91%	0.21%	0.95%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE: (1)
Return on average shareholders’ equity, as reported	1.7%	3.9%	9.3%	2.2%	9.7%
Add back: merger and acquisition costs, net of tax	0.0%	0.1%	0.0%	0.0%	0.2%
Add back: other nonrecurring items, net of tax	0.0%	0.0%	0.0%	0.0%	0.0%

Return on average shareholders’ equity, core	1.7%	4.0%	9.3%	2.2%	9.9%

OPERATING EFFICIENCY RATIO, CORE: (1)
Operating efficiency ratio, as reported	63.3%	60.6%	62.9%	62.5%	62.4%
Subtract: merger and acquisition costs	0.0%	(0.2%)	(0.2%)	0.0%	(0.6%)
Subtract: other nonrecurring items	0.0%	0.0%	0.0%	0.0%	(0.2%)

Operating efficiency ratio, core	63.3%	60.4%	62.7%	62.5%	61.6%

(1)	Core earnings per share excludes net securities gains (losses), merger and acquisition costs, and other nonrecurring costs, net of related income taxes. Core earnings is a non-GAAP financial measure. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.